UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 20, 2024

BJ'S WHOLESALE CLUB HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38559	45-2936287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Campus Drive,
Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

(774) 512-7400
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2024, the Board of Directors (the “board”) of BJ’s Wholesale Club Holdings, Inc. (the “company”), following the annual meeting (as defined below), appointed Dave Burwick as a member of the board, effective immediately, to serve until the company’s annual meeting of shareholders to be held in 2025, or upon the election and qualification of a successor director. The board also appointed Mr. Burwick to its Nominating and Corporate Governance Committee (the “NCG Committee”).

Mr. Burwick has broad experience as a public company senior executive and chief executive officer across various retail-focused market sectors and has a strong history of leading growth companies. He served as President and Chief Executive Officer of Boston Beer Company, Inc., an alcohol beverage company, from April 2018 to March 2024. Additionally, Mr. Burwick served as a director of Boston Beer Company, Inc. from May 2005 to March 2024, and as a member of its compensation and nominating/governance committees from 2005 to 2018. Prior to becoming President and Chief Executive Officer of Boston Beer Company, Inc., Mr. Burwick served as President and Chief Executive Officer of Peet’s Coffee & Tea, Inc., a specialty coffee and tea company, from December 2012 to April 2018, and as President of North America for WW International, Inc., a leading provider of weight management services, from April 2010 to December 2012. Mr. Burwick also spent 20 years at PepsiCo, Inc. in a range of senior executive roles, including Senior Vice President and Chief Marketing Officer for Pepsi-Cola North America. Currently, Mr. Burwick serves as a director of Deckers Outdoor Corporation, a publicly held footwear design and distribution company, and sits on its talent and compensation committee. Additionally, Mr. Burwick joined the board of directors of The Duckhorn Portfolio, Inc, a premier luxury wine company, in May 2024, and chairs its nominating & governance committee as well as is a member of its audit committee. He has also been a member of the Boston Bruins Foundation Advisory Board since January 2019. Mr. Burwick received his Bachelor of Arts degree in history, cum laude, from Middlebury College and his Master of Business Administration from Harvard Business School.

In connection with his appointment, and consistent with the company’s Amended and Restated Non-Employee Director Compensation Policy, filed as Exhibit 10.1 to the company’s Quarterly Report on Form 10-Q for the quarterly period ended May 4, 2024, Mr. Burwick will receive: (i) annual cash compensation of $100,000 for his service as a director and reimbursement for reasonable travel and other expenses incurred in connection with attending meetings of the board; (ii) annual cash compensation of $10,000 for his service as a member of the NCG Committee; and (iii) initial award of restricted stock units with a value equal to a prorated portion of the $180,000 annual grant made to non-employee directors based on the length of time between the 2024 annual meeting and Mr. Burwick’s start date, which will vest and become exercisable on the earlier of (a) the day immediately preceding the date of the annual meeting of shareholders to be held in 2025 and (b) June 20, 2025, subject to Mr. Burwick’s continued service as a member of the board through such date.

Mr. Burwick and the company have entered into the company’s standard form indemnification agreement in the form filed as Exhibit 10.27 to the company’s registration statement on Form S-1 (File No. 333-229593), filed with the SEC on February 11, 2019.

There are no arrangements or understandings between Mr. Burwick and any other person, pursuant to which he was selected as a director, and he does not have a family relationship with any director or executive officer of the company. Mr. Burwick does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07             Submission of Matters to a Vote of Security Holders.

At the company’s annual meeting of shareholders on June 20, 2024 (the “annual meeting”), a total of 126,965,492 shares of the company’s common stock were present in person or represented by proxy, representing approximately 95.60% of the company’s common stock outstanding as of April 29, 2024, the record date. The voting results for the proposals considered and voted upon at the annual meeting, each of which were described in the company’s definitive proxy statement, filed with the SEC on May 9, 2024, are set forth below.

Item 1 – The shareholders of the company elected Darryl Brown, Bob Eddy, Michelle Gloeckler, Maile Naylor, Steve Ortega, Ken Parent, Chris Peterson, Marie Robinson and Rob Steele as directors to hold office until the company’s annual meeting of shareholders to be held in 2025 and until their respective successors have been duly elected and qualified. The results of the shareholders’ vote with respect to the election of each director were as follows:

	FOR	WITHHELD	BROKER NON-VOTES
Darryl Brown	119,349,790	3,124,063	4,491,639
Bob Eddy	118,973,295	3,500,558	4,491,639
Michelle Gloeckler	119,766,424	2,707,429	4,491,639
Maile Naylor	119,744,955	2,728,898	4,491,639
Steve Ortega	122,206,518	267,335	4,491,639
Ken Parent	118,542,556	3,931,297	4,491,639
Chris Peterson	119,981,084	2,492,769	4,491,639
Marie Robinson	122,232,748	241,105	4,491,639
Rob Steele	120,123,880	2,349,973	4,491,639

Item 2 – The shareholders approved, on an advisory (non-binding) basis, the compensation of the company’s named executive officers. The results of the shareholders’ vote with respect to the compensation of the company’s named executive officers were as follows:

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
115,903,906	6,455,926	114,021	4,491,639

Item 3 – The shareholders of the company ratified the appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for the company’s fiscal year 2024. The results of the shareholders’ vote with respect to the ratification were as follows:

FOR	AGAINST	ABSTAINED
120,759,141	6,159,573	46,778

Item 7.01             Regulation FD Disclosure.

On June 21, 2024, the company issued a press release announcing that Mr. Burwick has been appointed to the board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01             Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

99.1	Press release of BJ’s Wholesale Club Holdings, Inc., dated June 21, 2024.

104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 21, 2024

BJ’S WHOLESALE CLUB HOLDINGS, INC.

	By:	/s/ Graham N. Luce
	Name:	Graham N. Luce
	Title:	Executive Vice President, Secretary